SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ________________



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1999.

                                OMI Trust 1999-B
               (Exact name of registrant as specified in charter)


    Pennsylvania                 333-31441                 Application filed
-------------------           --------------             ---------------------
(State or other jurisdiction   (Commission                  (IRS Employer
 of incorporation)             File Number)               Identification No.)

    c/o Chase Manhattan Trust Co.
    Global Trust
    Attention:  Judy Wisniewskie
    One Liberty Place, Suite 5520
    1650 Market Street
    Philadelphia, Pennsylvania                                   19103
------------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code (215) 988-1322
------------------------------------------------------------------------------
             (Former name or former address, if changed since last report.)

                               OMI Trust 1999-B

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1999-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 13, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1Monthly Remittance Report relating to the Distribution Date occurring on August 13, 1999.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1999-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                 as servicer


August 23, 1999
                                            ------------------------------
                                                  Douglas R. Muir
                                                  Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                             Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 13, 1999.....................................


OAKWOOD MORTGAGE INVESTORS, INC. 1999-B                                                         REPORT DATE:  August 6, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            POOL REPORT #       3
REMITTANCE REPORT                                                                               Page 1 of 6
REPORTING MONTH:                       Jul-99


              Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------

Beginning                                                                      Ending             Scheduled
Principal           Scheduled       Prepaid       Liquidated     Loans         Principal          Gross                Servicing
Balance             Principal       Principal     Principal      Repurchased   Balance            Interest             Fee
-----------------------------------------------------------------------------------------------------------------------------------


 246,852,335.48   (324,518.62)    (1,261,662.20)   (608,545.24)     0.00      244,657,609.42      2,116,110.44         205,710.28
===================================================================================================================================

 Scheduled                       Amount
 Pass Thru     Pass-Through      Available for      Limited      Total
 Interest      Proceeds          Distribution       Guarantee    Distribution
------------------------------------------------------------------------------


 1,910,400.16    608,545.24       4,310,836.50      0.00   4,310,836.50
==============================================================================




                                               Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------
  Beginning                         Deposits                                            Investment           Ending
  Balance               Principal           Interest           Distributions            Interest             Balance
-----------------------------------------------------------------------------------------------------------------------------------

 2,845,520.64          2,172,046.99          2,001,253.47      (5,334,206.73)            6,727.01          1,691,341.38
===================================================================================================================================



                     P&I Advances at Distribution Date
------------------------------------------------------------------------------
 Beginning             Recovered           Current            Ending
 Balance               Advances            Advances           Balance
------------------------------------------------------------------------------

 667,177.57            717,220.34                           -50,042.77
==============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-B             REPORT DATE:  August 6, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT #      3
REMITTANCE REPORT
REPORTING MONTH:                                    Page 2 of 6


Class B Crossover Test                                          Test Met?
-------------------------------------------------------------------------------

(a) Remittance date on or after December 2003                         N


(b) Average 60 day Delinquency rate <=        5%                      Y

(c) Average 30 day Delinquency rate <=        7%                      Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Dec 2003- May 2005            7%                      N
                June 2005-May 2006            8%                      N
                June 2006- Nov 2007           9%                      N

                Dec 2007 and After            10.5%                   N


(e) Current realized loss ratio <=            2.75%                   Y


(f) Does Subordinated Certificate percentage equal or

     exceed                                   40.250%
     of Pool Scheduled Principal Balance

                Beginning M balance                  28,118,000.00

                Beginning B-1 balance                12,781,000.00

                Beginning B-2 balance                17,894,150.00
                                                    --------------
                                                     58,793,150.00
                                                    --------------
                Divided by beginning pool
                balance                             246,852,335.48
                                                            23.817%   N







       Average 60 day delinquency ratio:


                                  Over 60s           Pool Balance            %
                             --------------------------------------------------------

       Current Mo                  3,772,548.45          244,657,609.42    1.54%
       1st Preceding Mo            2,347,218.14          246,852,335.48    0.95%
       2nd Preceding Mo              640,319.74          250,031,331.91    0.26%
                                                             Divided by      3
                                                                        -------------
                                                                           0.92%
                                                                        =============

       Average 30 day delinquency ratio:


                                  Over 30s           Pool Balance            %
                             --------------------------------------------------------

       Current Mo                  9,832,612.78          244,657,609.42    4.02%
       1st Preceding Mo            8,149,358.84          246,852,335.48    3.30%
       2nd Preceding Mo            5,204,466.11          250,031,331.91    2.08%
                                                             Divided by      3
                                                                        -------------
                                                                           3.13%
                                                                        =============

       Cumulative loss ratio:

                              Cumulative losses                    0.00
                                                ------------------------
       Divided by Initial Certificate Principal                    0.00   #DIV/0!
                                                                        =============





       Current realized loss ratio:
                             Liquidation                 Pool
                                   Losses               Balance
                             -------------------------------------------

       Current Mo                          0.00          246,852,335.48
       1st Preceding Mo                    0.00          250,031,331.91
       2nd Preceding Mo                    0.00          255,621,150.90
                             -------------------------------------------
                                           0.00          250,834,939.43    0.000%
                                                                        =============




OAKWOOD MORTGAGE INVESTORS, INC. 1999-B                                                    REPORT DATE:  August 6, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                       POOL REPORT #             3
REMITTANCE REPORT                                                                          Page 3 of 6
REPORTING MONTH:                                  Jul-99



                                                                        Delinquency Analysis

                                               31 to 59 days                  60 to 89 days              90 days and Over
              No. of     Principal                       Principal                  Principal                   Principal
              Loans      Balance              #          Balance           #        Balance            #        Balance
              ---------------------------------------------------------------------------------------------------------------------

Excluding Repos    5,606       243,941,920.42        167      5,984,192.91       53       1,934,521.40       31       1,245,861.50

        Repos         20           715,689.00          3         75,871.42        7         245,038.05        8         347,127.50
              ---------------------------------------------------------------------------------------------------------------------

        Total      5,626       244,657,609.42        170      6,060,064.33       60       2,179,559.45       39       1,592,989.00
              =====================================================================================================================


                                                                           Repossession Analysis
                                     Active Repos                        Reversal       Current Month
   Total Delinq.                     Outstanding                       (Redemption)        Repos                  Cumulative Repos
            Principal                      Principal                    Principal             Principal                 Principal
#           Balance               #        Balance          #            Balance      #       Balance           #       Balance
-----------------------------------------------------------------------------------------------------------------------------------


        251          9,164,575.81       20       715,689.00        0      0.00      28        983,483.12      69       2,336,694.13

         18            668,036.97
----------------------------------

        269          9,832,612.78
==================================

       4.8%                 4.02%
==================================




               OAKWOOD MORTGAGE INVESTORS, INC. 1999-B                                                 REPORT DATE:  August 6, 1999
               OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT # 3
               REMITTANCE REPORT
               REPORTING MONTH:                                         Jul-99                                          Page 4 of 6

               REPOSSESSION LIQUIDATION REPORT



                                                                 Liquidated
                   Account                Customer               Principal           Sales          Insur.          Total
     FHA?          Number                   Name                  Balance          Proceeds         Refunds        Proceeds
--------------------------------------------------------------------------------------------------------------------------------
               1816974         BLANEY ROW VALERIE K                  38,129.19         38,129.19          0.00        38,129.19
               1819879         DAVIS SHERMAN L                       27,344.95         27,344.95          0.00        27,344.95
               1826981         VINCENT TERRY                         24,297.34         24,297.34          0.00        24,297.34
               1829092         EVANS PENELOPE J                      16,909.29         16,909.29          0.00        16,909.29
               1832658         TESKE ESTELLE V                       38,785.28         38,785.28          0.00        38,785.28
               1835982         STEWART ROBERT E                      33,746.10         33,746.10          0.00        33,746.10
               1844901         SEGO BILLIE J                         27,129.37         27,129.37          0.00        27,129.37
               1846138         SPROUT ALEX                           28,067.42         28,067.42          0.00        28,067.42
               1852987         DELEON JAVIER                         46,837.60         46,837.60          0.00        46,837.60
               1853274         SUMMERVILLE KATRINA D                 31,253.87         31,253.87          0.00        31,253.87
               1855204         BISHOP MARK A                         25,804.98         25,804.98          0.00        25,804.98
               1861400         HARRIS REGGIE M                       32,486.49         32,486.49          0.00        32,486.49
               1869247         PAYNE CHARLIE                         32,875.21         32,875.21          0.00        32,875.21
               1872399         TURNER BILLY                          23,257.26         23,257.26          0.00        23,257.26
               1873660         VAN ALLEN SANDY D                     53,749.54         53,749.54          0.00        53,749.54
               1874627         SCOTT REBECCA C                       30,230.29         30,230.29          0.00        30,230.29
               1880459         HORNBY GREGORY D                      12,667.56         12,667.56          0.00        12,667.56
               1895937         WELKER CARMEN A                       28,321.38         28,321.38          0.00        28,321.38
               1898956         CARTER MICHAEL D                      56,652.12         56,652.12          0.00        56,652.12
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                              ==================================================================
                                                                    608,545.24        608,545.24          0.00       608,545.24
                                                              ==================================================================





                       Net                                                       Net              Current
 Repossession      Liquidation         Unrecov.          FHA Insurance        Pass Thru         Period Net        Cumulative
   Expenses         Proceeds           Advances            Coverage            Proceeds         Gain/(Loss)    Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------------
           0.00         38,129.19                0.00                0.00          38,129.19              0.00
           0.00         27,344.95                0.00                0.00          27,344.95              0.00
           0.00         24,297.34                0.00                0.00          24,297.34              0.00
           0.00         16,909.29                0.00                0.00          16,909.29              0.00
           0.00         38,785.28                0.00                0.00          38,785.28              0.00
           0.00         33,746.10                0.00                0.00          33,746.10              0.00
           0.00         27,129.37                0.00                0.00          27,129.37              0.00
           0.00         28,067.42                0.00                0.00          28,067.42              0.00
           0.00         46,837.60                0.00                0.00          46,837.60              0.00
           0.00         31,253.87                0.00                0.00          31,253.87              0.00
           0.00         25,804.98                0.00                0.00          25,804.98              0.00
           0.00         32,486.49                0.00                0.00          32,486.49              0.00
           0.00         32,875.21                0.00                0.00          32,875.21              0.00
           0.00         23,257.26                0.00                0.00          23,257.26              0.00
           0.00         53,749.54                0.00                0.00          53,749.54              0.00
           0.00         30,230.29                0.00                0.00          30,230.29              0.00
           0.00         12,667.56                0.00                0.00          12,667.56              0.00
           0.00         28,321.38                0.00                0.00          28,321.38              0.00
           0.00         56,652.12                0.00                0.00          56,652.12              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
                             0.00                                                       0.00              0.00
=================================================================================================================================
           0.00        608,545.24                0.00                0.00         608,545.24              0.00              0.00
=================================================================================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1999-B                                                                REPORT DATE:  August 6, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                   POOL REPORT #         3
REMITTANCE REPORT
REPORTING MONTH:                                              Jul-99                                   Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                             Original              Beginning        Beginning Principal        Current
                    Cert.                   Certificate           Certificate        Shortfall Carry-         Principal
                    Class                    Balances              Balances                Over                  Due
----------------------------------------------------------------------------------------------------------------------------------
Senior Certificates
A-1                                            61,200,000.00         52,431,185.48                  0.00         2,194,726.06


A-2                                            49,100,000.00         49,100,000.00                  0.00                 0.00


A-3                                            28,900,000.00         28,900,000.00                  0.00                 0.00


A-4                                            57,628,000.00         57,628,000.00                  0.00                 0.00


                                           ---------------------------------------------------------------------------------------
Total Certificate Principal Bal.              196,828,000.00        188,059,185.48                  0.00         2,194,726.06
                                           =======================================================================================

                                             Original              Beginning        Beginning Principal        Current
Subordinate Certificates                    Certificate           Certificate        Shortfall Carry-         Principal
                                             Balances              Balances                Over                  Due
                                           ---------------------------------------------------------------------------------------
M-1                                            15,337,000.00         15,337,000.00                  0.00                 0.00
M-1 Outstanding Writedown                                                     0.00                                       0.00

M-2                                            12,781,000.00         12,781,000.00                  0.00                 0.00
M-1 Outstanding Writedown                                                     0.00                                       0.00

B-1                                            12,781,000.00         12,781,000.00                  0.00                 0.00
B-1 Outstanding Writedown                                                     0.00                                       0.00

B-2                                            17,894,150.00         17,894,150.00                  0.00                 0.00
B-2 Outstanding Writedown                                                     0.00                                       0.00


                                           ---------------------------------------------------------------------------------------

Total Excluding Writedown Bal.                 58,793,150.00         58,793,150.00                  0.00                 0.00
                                           =======================================================================================

All Certificates Excluding Writedown Bal.     255,621,150.00        246,852,335.48                  0.00         2,194,726.06
                                           =======================================================================================




  Current          Ending Principal           Ending                                Principal Paid
 Principal         Shortfall Carry-        Certificate              Pool              Per $1,000
    Paid                 Over                Balances              Factor            Denomination
-------------------------------------------------------------------------------------------------------

    2,194,726.06                  0.00        50,236,459.42            95.81408%             35.861537


            0.00                  0.00        49,100,000.00           100.00000%              0.000000


            0.00                  0.00        28,900,000.00           100.00000%              0.000000


            0.00                  0.00        57,628,000.00           100.00000%              0.000000


------------------------------------------------------------
    2,194,726.06                  0.00       185,864,459.42
=======================================================================================================

  Current          Ending Principal          Current               Ending                                 Principal Paid
 Principal         Shortfall Carry-         Writedown/          Certificate              Pool               Per $1,000
    Paid                 Over               (Writeup)             Balances              Factor             Denomination
-----------------------------------------------------------------------------------------------------------------------------
            0.00                  0.00                 0.00        15,337,000.00            100.00000%              0.000000
                                                       0.00

            0.00                  0.00                 0.00        12,781,000.00            100.00000%              0.000000
                                                       0.00

            0.00                  0.00                 0.00        12,781,000.00            100.00000%              0.000000
                                                       0.00

            0.00                  0.00                 0.00        17,894,150.00            100.00000%              0.000000
                                                       0.00


---------------------------------------------------------------------------------

            0.00                  0.00                 0.00        58,793,150.00
=================================================================================

    2,194,726.06                  0.00                 0.00       244,657,609.42
=================================================================================




OAKWOOD MORTGAGE INVESTORS, INC. 1999-B                                                                REPORT DATE:  August 6, 1999
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                   POOL REPORT #     3
REMITTANCE REPORT
REPORTING MONTH:                             Jul-99                                                    Page 6 of 6


CERTIFICATE INTEREST ANALYSIS


                                           Beginning Carry-                           Current Carry-
              Senior       Pass-Through     Over Priority      Current Priority       Over Priority
           Certificates        Rate        Interest Balance    Interest Accrual      Interest Accrual             Paid
                         ---------------------------------------------------------------------------------------------------------

A-1                              5.30000%               0.00           239,290.10                   0.00             239,290.10

A-2                              6.19000%               0.00           253,274.17                   0.00             253,274.17

A-3                              6.45000%               0.00           155,337.50                   0.00             155,337.50

A-4                              6.99000%               0.00           335,683.10                   0.00             335,683.10

                                          ----------------------------------------------------------------------------------------

                                          ========================================================================================
Total                                                   0.00           983,584.87                   0.00             983,584.87
                                          ========================================================================================



                    Interest Paid
 Ending Carry-        Per $1,000           Total Class
 Over Balance        Denomination         Distribution
-------------------------------------------------------------


             0.00            3.90997            2,434,016.16

             0.00            5.15833              253,274.17

             0.00            5.37500              155,337.50

             0.00            5.82500              335,683.10

------------------                   ------------------------

==================                   ========================
             0.00                               3,178,310.93
==================                   ========================





                                     Beginning Carry-                           Current Carry-            Priority
Subordinate          Pass-Through     Over Priority      Current Priority       Over Priority             Interest
Certificates             Rate        Interest Balance    Interest Accrual      Interest Accrual             Paid
                    ------------------------------------------------------------------------------------------------------

M-1                        7.18000%               0.00            91,766.38                   0.00              91,766.38

M-2                        7.52000%               0.00            80,094.27                   0.00              80,094.27

B-1                        8.04000%               0.00            85,632.70                   0.00              85,632.70

B-2                        9.05000%               0.00           134,951.71                   0.00             134,951.71

Limited Guarantee                                                                                                    0.00

Service Fee                                       0.00           205,710.28                   0.00             205,710.28

X                                                 0.00           534,370.23                   0.00             534,370.23

R                                                 0.00                 0.00                   0.00                   0.00
                                    --------------------------------------------------------------------------------------


Total                                             0.00         1,132,525.57                   0.00           1,132,525.57
                                    ======================================================================================

All Certificates                                  0.00         2,116,110.44                   0.00           2,116,110.44
                                    ======================================================================================

  Ending Carry-     Beginning Carry      Current Writedown   Current Carry-                        Ending Carry-      Interest Paid
 Over Priority      Over Writedown       Interest            Over Writedown       Writedown        Over Writedown     Per $1,000
Interest Balance    Interest Balance     Accrued             Interest Accrued     Interest Paid    Interest Balance   Denomination
------------------------------------------------------------------------------------------------------------------------------------

  0.00               0.00                    0.00                0.00              0.00                 0.00           5.98333

  0.00               0.00                    0.00                0.00              0.00                 0.00           6.26667

  0.00               0.00                    0.00                0.00              0.00                 0.00           6.70000

  0.00               0.00                    0.00                0.00              0.00                 0.00           7.54167



  0.00

  0.00

  0.00
-------------------------------------------------------------------------------------------------------------


  0.00               0.00                    0.00                0.00              0.00                 0.00
=============================================================================================================

  0.00               0.00                    0.00                0.00              0.00                 0.00
=============================================================================================================


      Total Class
      Distribution
----------------------


      91,766.38

      80,094.27

      85,632.70

     134,951.71

           0.00

     205,710.28

     534,370.23

           0.00

----------------

   1,132,525.57
================

   4,310,836.50
================
